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Exhibit 10.5

ACCURAY INCORPORATED
2007 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

        The purpose of the Accuray Incorporated 2007 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Accuray Incorporated by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.2   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

        2.3   "Board" means the Board of Directors of the Company.

        2.4   "Change in Control" means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) hereof or Section 2.4(c) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation,

  reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

            (i)    Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

            (ii)   After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

        2.5   "Code" means the Internal Revenue Code of 1986, as amended.

        2.6   "Committee" means the committee of the Board described in Article 12 hereof.

        2.7   "Company" means Accuray Incorporated, a California corporation, or any successor corporation (including, without limitation, the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company).

        2.8   "Consultant" means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

        2.9   "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.10 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5 hereof.

        2.11 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.12 "Dividend Equivalents" means a right granted to a Participant pursuant to Section 8.3 hereof to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.13 "Effective Date" shall have the meaning set forth in Section 13.1 hereof.

        2.14 "Eligible Individual" means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

        2.15 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.17 "Fair Market Value" means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

        2.18 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.19 "Independent Director" means a member of the Board who is not an Employee of the Company.

        2.20 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

        2.21 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.22 "Option" means a right granted to a Participant pursuant to Article 5 hereof to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.23 "Participant" means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.24 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Section 8.7 hereof, but which is subject to the terms and conditions set forth in Article 9 hereof. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

        2.25 "Performance Bonus Award" has the meaning set forth in Section 8.7 hereof.

        2.26 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.27 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.28 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.29 "Performance Share" means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.30 "Performance Stock Unit" means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.31 "Plan" means this Accuray Incorporated 2007 Incentive Award Plan, as it may be amended from time to time.

        2.32 "Public Trading Date" means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

        2.33 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.34 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.35 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6 hereof.

        2.36 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.37 "Stock" means the common stock of the Company, no par value per share. "Stock" shall also include (i) the common stock of the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company and (ii) such other securities of the Company that may be substituted for Stock pursuant to Article 11 hereof.

        2.38 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.39 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4 hereof.

        2.40 "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Article 11 hereof and Section 3.1(b) hereof, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 4,500,000. In addition to the foregoing, subject to Article 11 hereof, commencing on July 1, 2008 and on the first day of each fiscal year of the Company thereafter during the term of the Plan, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be increased by that number of shares of Stock equal to the least of (i) three percent (3%) of the Company's outstanding shares on such date, (ii) 1,500,000 shares, or (iii) a lesser amount determined by the Board.

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. To the extent that a SAR is exercised for or settled in Stock, only the actual number of shares issued upon such exercise or settlement shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a). To the extent that a SAR is exercised for or settled in cash, no shares underlying such SAR shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a). The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 hereof, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $1,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3.1 hereof); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

        4.3    Foreign Participants.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to:

(i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)   Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c) hereof, the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

          (b)   Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c)   Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

          (d)   Evidence of Grant.    All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        5.2    Incentive Stock Options.    Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

          (a)   Expiration.    Subject to Section 5.2(c) hereof, an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

            (i)    Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

            (ii)   Three months after the Participant's termination of employment as an Employee other than by reason of the Participant's death or Disability; and

            (iii)  One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (b)   Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (c)   Ten Percent Owners.    An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (d)   Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (e)   Right to Exercise.    Except as set forth in Section 5.2(a)(iii) above, during a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

          (f)    Failure to Meet Requirements.    Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

        6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes, and (b) provide in other cases for the lapse in whole or in part of restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.

          (a)   A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

          (b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

        7.2    Payment and Limitations on Exercise.

          (a)   Subject to Section 7.2(b) below, payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

          (b)   To the extent any payment under Section 7.1(b) hereof is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Dividend Equivalents.

          (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

        8.4    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b) hereof, transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

        8.7    Performance Bonus Awards.    Any Participant selected by the Committee may be granted a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9 hereof.

        8.8    Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

        8.9    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.10    Exercise upon Termination of Employment or Service.    An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

        8.11    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

        8.12    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

        9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 hereof as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance- Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8 hereof; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an

Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 hereof which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

        10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        10.4    Beneficiaries.    Notwithstanding Section 10.3 hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.5    Stock Certificates; Book Entry Procedures.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

          (b)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.6    Paperless Exercise.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

        11.1    Adjustments.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make proportionate adjustments to any or all of the following in order to reflect such change: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

            (ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

            (v)   To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2    Acceleration Upon a Change in Control.    Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

        11.3    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.

ADMINISTRATION

        12.1    Committee.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is an "outside director," within the meaning of Section 162(m) of the Code, a Non-Employee Director and an "independent director" under the rules of The NASDAQ Global Market (or other principal securities market on which shares of Stock are traded), provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in the charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

        12.2    Action by the Committee.    Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        12.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        12.5    Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

        13.1    Effective Date.    The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company in accordance with applicable law and the applicable provisions of the Company's bylaws.

        13.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the date the Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification, and Termination.    Subject to Section 15.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11 hereof), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11 hereof, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

        14.2    Awards Previously Granted.    Except with respect to amendments made pursuant to Section 15.14 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

        15.1    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

        15.2    No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

        15.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        15.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        15.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        15.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7    Relationship to Other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        15.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        15.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        15.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.13    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

        15.14    Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

* * * * *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Accuray Incorporated on                            , 2007.

* * * * *

        I hereby certify that the foregoing Plan was approved by the stockholders of Accuray Incorporated on                            , 2007.

        Executed on this            day of                        , 2007.

Corporate Secretary

Attachment 1

ACCURAY INCORPORATED
2007 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT

        Accuray Incorporated, a Delaware corporation (the "Company"), pursuant to its 2007 Incentive Award Plan (the "Plan"), hereby grants to the holder listed below ("Participant"), an option to purchase the number of shares of the Company's common stock, par value $    per share ("Stock"), set forth below (the "Option"). This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the "Stock Option Agreement") and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:
Grant Date:
Exercise Price per Share:	$
Total Exercise Price:	$
Total Number of Shares Subject to the Option:	shares
Expiration Date:

Type of Option:                        ☐ Incentive Stock Option                 ☐ Non-Qualified Stock Option

Vesting Schedule:

        [VESTING SCHEDULE FOR NEW GRANTS:

          The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Stock subject thereto on the first anniversary of the Grant Date and with respect to an additional 1/48th of the shares of Stock subject thereto on each monthly anniversary thereafter.]

        [VESTING SCHEDULE FOR SUBSEQUENT GRANTS:

          The Option shall vest and become exercisable with respect to 1/48th of the shares of Stock subject thereto on each monthly anniversary of the Grant Date.]

1

        By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

ACCURAY INCORPORATED	PARTICIPANT
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

2

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

ACCURAY INCORPORATED STOCK OPTION AGREEMENT

        Pursuant to the Stock Option Grant Notice (the "Grant Notice") to which this Stock Option Agreement (this "Agreement") is attached, Accuray Incorporated, a Delaware corporation (the "Company"), has granted to the Participant an option under the Company's 2007 Incentive Award Plan (as amended from time to time, the "Plan") to purchase the number of shares of Stock indicated in the Grant Notice.

ARTICLE I.

GENERAL

        1.1    Defined Terms.    Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

          (a)   "Termination of Consultancy" shall mean the time when the engagement of the Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          (b)   "Termination of Directorship" shall mean the time when the Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          (c)   "Termination of Employment" shall mean the time when the employee-employer relationship between the Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, if this Option is an Incentive Stock Option, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

          (d)   "Termination of Services" shall mean the Participant's Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

        1.2    Incorporation of Terms of Plan.    The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

GRANT OF OPTION

        2.1    Grant of Option.    In consideration of the Participant's past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "Grant Date"), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

        2.2    Exercise Price.    The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date. Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or any "parent corporation" of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

        2.3    Consideration to the Company.    In consideration of the grant of the Option by the Company, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.

ARTICLE III.

PERIOD OF EXERCISABILITY

        3.1    Commencement of Exercisability.

          (a)   Subject to Sections 3.2, 3.3, 5.11 and 5.14, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

          (b)   No portion of the Option which has not become vested and exercisable at the date of the Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested and exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Participant.

        3.2    Duration of Exercisability.    The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

        3.3    Expiration of Option.    The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a)   The expiration of ten years from the Grant Date;

          (b)   If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or any "parent corporation" of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

          (c)   The expiration of [                        ] from the date of the Participant's Termination of Services, unless such termination occurs by reason of the Participant's death or Disability; or

          (d)   The expiration of [one year] from the date of the Participant's Termination of Services by reason of the Participant's death or Disability.

        The Participant acknowledges that an Incentive Stock Option exercised more that three months after the Participant's Termination of Employment, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

        3.4    Special Tax Consequences.    The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option (if applicable), are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other "incentive stock options" into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV.

EXERCISE OF OPTION

        4.1    Person Eligible to Exercise.    Except as provided in Section 5.2(b), during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof. After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant's personal representative or by any person empowered to do so under the deceased the Participant's will or under the then applicable laws of descent and distribution.

        4.2    Partial Exercise.    Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

        4.3    Manner of Exercise.    The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

          (a)   An Exercise Notice in a form specified by the Committee, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

          (b)   The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

          (c)   Any other written representations as may be required in the Committee's reasonable discretion to evidence compliance with the Securities Act or any other applicable law rule, or regulation; and

          (d)   In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

        4.4    Method of Payment.    Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:

          (a)   Cash;

          (b)   Check;

          (c)   With the consent of the Committee, delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Company, but in any event not later than the settlement of such sale;

          (d)   With the consent of the Committee, surrender of other shares of Stock which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

          (e)   With the consent of the Committee, surrendered shares of Stock issuable or transferable upon the exercise of the Option having a fair market value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

          (f)    With the consent of the Committee, property of any kind which constitutes good and valuable consideration.

        4.5    Conditions to Issuance of Stock Certificates.    The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company. Such shares of Stock shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

          (b)   The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (d)   The receipt by the Company of full payment for such shares of Stock, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4; and

          (e)   The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

        4.6    Rights as Stockholder.    The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Section 11.1 of the Plan.

ARTICLE V.

OTHER PROVISIONS

        5.1    Administration.    The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

        5.2    Option Not Transferable.

          (a)   Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b)   Notwithstanding any other provision in this Agreement, with the consent of the Committee, the Participant may transfer the Option (or any portion thereof) to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) any portion of the Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any portion of the Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the Participant (other than the ability to further transfer the Option); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 5.2(b), "Permitted Transferee" shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are these persons (or the Participant) and/or charitable institutions, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Options. Notwithstanding the foregoing, (i) in no event shall the Option be transferable by the Participant to a third party (other than the Company) for consideration, and (ii) no transfer of an Incentive Stock Option will be permitted to the extent that such transfer would cause the Incentive Stock Option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

        5.3    Adjustments.    The Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

        5.4    Notices.    Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company's authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant's signature on the Grant Notice. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.4. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

        5.5    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

        5.6    Governing Law; Severability.    The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

        5.7    Conformity to Securities Laws.    The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        5.8    Amendments, Suspension and Termination.    To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Option in any material way without the prior written consent of the Participant.

        5.9    Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 5.2, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

        5.10    Notification of Disposition.    If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after the transfer of such shares of Stock to Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

        5.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule

        5.12    Entire Agreement.    The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

        5.13    Section 409A.    This Option is not intended to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code ("Section 409A"). However, notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the Option (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the Option to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

Attachment 2

ACCURAY INCORPORATED
2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

        Accuray Incorporated, a Delaware corporation (the "Company"), pursuant to its 2007 Incentive Award Plan (the "Plan"), hereby grants to the individual listed below ("Participant"), the number of shares of the Company's common stock, par value $    per share, set forth below (the "Shares"). This Restricted Stock Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "Restricted Stock Agreement") (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Agreement) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:
Grant Date:
Total Number of Shares of Restricted Stock:	shares
Purchase Price:	$
Vesting Schedule:	[To be specified in individual Grant Notices.]

        By his or her signature and the Company's signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

ACCURAY INCORPORATED:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

1

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

ACCURAY INCORPORATED RESTRICTED STOCK AWARD AGREEMENT

        Pursuant to the Restricted Stock Award Grant Notice (the "Grant Notice") to which this Restricted Stock Award Agreement (the "Agreement") is attached, Accuray Incorporated, a Delaware corporation (the "Company"), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company's 2007 Incentive Award Plan (as amended from time to time, the "Plan") as set forth in the Grant Notice.

ARTICLE I.

GENERAL

        1.1    Definitions.    All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

        1.2    Incorporation of Terms of Plan.    The Award is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK

        2.1    Award of Restricted Stock.

          (a)    Award.    In consideration of the Participant's agreement to remain in the service or employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, the Company issues to the Participant the Award described in this Agreement (the "Award"). The number of shares of Restricted Stock (the "Shares") subject to the Award is set forth in the Grant Notice. The Participant is an Employee, Director or other Service Provider.

          (b)    Purchase Price; Book Entry Form.    The purchase price of the Shares is set forth on the Grant Notice. At the sole discretion of the Committee, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company's transfer agent with appropriate notations to the extent that the Shares remain subject to the Restrictions (as defined below); or (ii) certificate form pursuant to the terms of Sections 2.1(c) and (d).

          (c)    Legend.    Certificates representing Shares issued pursuant to this Agreement shall, until all restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed and new certificates are issued, bear the following legend (or such other legend as shall be determined by the Committee):

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED [                        , 200  ], BY AND BETWEEN ACCURAY INCORPORATED AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT."

A-1

          (d)    Escrow.    The Secretary of the Company or such other escrow holder as the Committee may appoint may retain physical custody of the certificates representing the Shares until all of the restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed. In such event the Participant shall not retain physical custody of any certificates representing unvested Shares issued to the Participant.

        2.2    Restrictions.

          (a)    Repurchase of Shares Subject to Restrictions.    In the event that the Participant ceases to be an Employee, Director or other Service Provider for any reason, the Company shall have the right to repurchase from the Participant any or all Shares then subject to the Restrictions at a cash price per Share equal to the price paid by the Participant for such Shares. For purposes of this Agreement, "Restrictions" shall mean the restrictions on sale or other transfer set forth in Section 3.1 and the exposure to repurchase set forth in this Section 2.2(a).

          (b)    Vesting and Lapse of Restrictions.    Subject to Section 2.2(a), the Award shall vest and the Restrictions shall lapse in accordance with the vesting schedule set forth on the Grant Notice.

          (c)    Tax Withholding; Conditions to Issuance of Certificates.    Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b)):

            (i)    No Shares shall be recorded in the name of the Participant in the books and records of the Company's transfer agent and no new certificate shall be delivered to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the grant of Shares or the lapse or removal of the Restrictions.

            (ii)   The Company shall not be required to record any Shares in the name of the Participant in the books and records of the Company's transfer agent or issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which the Company's common stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse as the Committee may from time to time establish for reasons of administrative convenience.

ARTICLE III.

OTHER PROVISIONS

        3.1    Restricted Stock Not Transferable.    No Shares that are subject to the Restrictions or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.1 notwithstanding, with the consent of the Committee, the Shares may be transferred to certain persons or entities related to Participant, including but not limited to members of Participant's family, charitable institutions or trusts

A-2

or other entities whose beneficiaries or beneficial owners are members of Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require. Notwithstanding the foregoing, in no event shall the Award be transferable by the Participant to a third party (other than the Company) for consideration.

        3.2    Rights as Stockholder.    Except as otherwise provided herein, upon the Grant Date the Participant shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares.

        3.3    Not a Contract of Employment.    Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries.

        3.4    Governing Law.    The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

        3.5    Conformity to Securities Laws.    The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        3.6    Amendment, Suspension and Termination.    To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of the Participant.

        3.7    Notices.    Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his address shown in the Company records, and to the Company at its principal executive office.

        3.8    Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

A-3

EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

        I,                        , spouse of                        , have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of Accuray Incorporated set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Accuray Incorporated issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:	,
Signature of Spouse

APPENDIX B

ACCURAY INCORPORATED
2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

        Accuray Incorporated, a Delaware corporation (the "Company"), pursuant to its 2007 Incentive Award Plan (the "Plan"), hereby grants to the individual listed below ("Participant"), the following award of Restricted Stock Units ("RSUs"). This Restricted Stock Unit is subject to all of the terms and conditions set forth herein and in the Restricted Stock Unit Agreement attached hereto as Appendix A (the "Restricted Stock Unit Agreement") and in the Plan, each of which are incorporated herein by reference. All capitalized terms used and not otherwise defined in this Grant Notice or the Restricted Stock Unit Agreement shall have the meanings ascribed to such terms in the Plan unless the context clearly indicates otherwise.

        Participant:

        Grant Date:

        Number of RSUs:

        Vesting Schedule:    Subject to the Participant's continued service as an Employee, Consultant or Director through the applicable vesting date, [                      ] percent (    %) of the RSUs shall vest on the [          ] anniversary of the Grant Date and an additional [                      ] percent (    %) of the RSUs shall vest on each of the [            ,          and            ] anniversaries of the Grant Date (each such date, a "Vesting Date").

        Termination of RSUs:    In the event that the Participant ceases to be an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor.

        By his or her signature and the Company's signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

ACCURAY INCORPORATED:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:	Address:

APPENDIX A
TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AGREEMENT

        1.    Grant.    Pursuant to the Restricted Stock Unit Grant Notice (the "Grant Notice") to which this Restricted Stock Unit Agreement (the "Agreement") is attached, Accuray Incorporated, a Delaware corporation (the "Company"), has granted to the Participant an award of [            ] RSUs under the Company's 2007 Incentive Award Plan (the "Plan") as set forth in the Grant Notice, subject to all of the terms and conditions contained in this Agreement and the Plan. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan and the Grant Notice unless the context clearly indicates otherwise.

        2.    Vesting and Termination.    The RSUs shall vest and shall terminate as set forth in the Grant Notice. In the event of a termination of the Participant's status as an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor. RSUs which are not vested as of the date of such termination shall not thereafter become vested.

        3.    RSUs.    As of the applicable Vesting Date, each RSU that vests on such date shall represent the right to receive payment, in accordance with Section 4 below, in the form of one share of Stock. Unless and until an RSU vests, the Participant will have no right to payment in respect of any such RSU. Prior to actual payment in respect of any vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

        4.    Payment after Vesting; Code Section 409A.    Payment in respect of any RSUs that vest in accordance herewith shall be made to the Participant (or in the event of the Participant's death, to the Participant's estate) in whole shares of Stock as soon as practicable after the applicable Vesting Date, but in no event later than sixty (60) days, after such Vesting Date (for the avoidance of doubt, this deadline is intended to comply with the "short-term deferral" exemption from Section 409A of the Code).

        5.    Tax Withholding.    The Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event arising in connection with the RSUs. Unless otherwise determined by the Committee, the Company shall, in satisfaction of the foregoing requirement, withhold shares of Stock otherwise issuable in respect of any RSUs having a Fair Market Value equal to the sums required to be withheld, and the Participant hereby agrees to such withholding of shares.

        6.    Rights as Shareholder.    Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a shareholder of the Company in respect of any shares of Stock that may become deliverable hereunder unless and until certificates representing such shares of Stock shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or any person claiming under or through the Participant.

        7.    Non-Transferability.    Unless transferred to a Permitted Transferee (as defined below), RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. For purposes of this Section 7, "Permitted Transferee" shall mean, with respect to a Participant, certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require. Neither the RSUs nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        8.    Distribution of Stock.    Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement in the form of shares of Stock prior to the fulfillment of all of the following conditions: (i) the admission of such shares to listing on all stock exchanges on which the Stock is then listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (iii) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (iv) the lapse of any such reasonable period of time following the Vesting Date as the Committee may from time to time establish for reasons of administrative convenience. All certificates delivered pursuant to this Agreement shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or local securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the shares of Stock are listed, quoted, or traded. The Committee may place legends on any certificate to reference restrictions applicable to the shares of Stock. In addition to the terms and conditions provided herein, the Committee may require that the Participant make such covenants, agreements, and representations as the Committee, in its sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require the Participant to comply with any timing or other restrictions with respect to the settlement of any RSUs pursuant to this Agreement, including a window-period limitation, as may be imposed in the discretion of the Committee. Any shares of Stock distributed pursuant to this Agreement may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market. No fractional shares shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        9.    No Effect on Employment.    Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee, Consultant, member of the Board or other service provider of the Company or any of its Subsidiaries.

        10.    Severability.    In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect.

        11.    Tax Consultation.    The Participant understands that the Participant may suffer adverse tax consequences in connection with the RSUs granted pursuant to this Agreement. The Participant represents that the Participant has consulted with any tax consultants that the Participant deems advisable in connection with the RSUs and that the Participant is not relying on the Company for tax advice.

        12.    Amendments, Suspension and Termination.    To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board.

        13.    Conformity to Securities Laws.    The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        14.    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan or this Agreement, if the Participant becomes subject to Section 16 of the Exchange Act, the Plan, the RSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.    Code Section 409A.    The RSUs are not intended to constitute or provide for "nonqualified deferred compensation" within the meaning of Section 409A of the Code ("Section 409A"). However, notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the RSUs (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the RSUs to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Nothing herein shall, or shall be construed so as to, limit the generality of Section 15.14 of the Plan.

        16.    Adjustments.    The Participant acknowledges that the RSUs are subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

        17.    Notices.    Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his or her address shown in the Company records, and to the Company at its principal executive office.

        18.    Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer contained herein, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

        19.    Governing Law.    The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

        20.    Captions.    Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

EXHIBIT B
TO RESTRICTED STOCK UNIT GRANT NOTICE

CONSENT OF SPOUSE

        I,                        , spouse of                        , have read and approve the foregoing Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (the "Agreement"). In consideration of issuing to my spouse the Restricted Stock Units of Accuray Incorporated set forth in the Grant Notice and the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Grant Notice and the Agreement and agree to be bound by the provisions thereof insofar as I may have any rights therein or in or to any shares of the common stock of Accuray Incorporated issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Grant Notice and the Agreement.

Dated:	,
Signature of Spouse

QuickLinks

ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN
ARTICLE 1. PURPOSE
ARTICLE 2. DEFINITIONS AND CONSTRUCTION
ARTICLE 3. SHARES SUBJECT TO THE PLAN
ARTICLE 4. ELIGIBILITY AND PARTICIPATION
ARTICLE 5. STOCK OPTIONS
ARTICLE 6. RESTRICTED STOCK AWARDS
ARTICLE 7. STOCK APPRECIATION RIGHTS
ARTICLE 8. OTHER TYPES OF AWARDS
ARTICLE 9. PERFORMANCE-BASED AWARDS
ARTICLE 10. PROVISIONS APPLICABLE TO AWARDS
ARTICLE 11. CHANGES IN CAPITAL STRUCTURE
ARTICLE 12. ADMINISTRATION
ARTICLE 13. EFFECTIVE AND EXPIRATION DATE
ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 15. GENERAL PROVISIONS
ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT
EXHIBIT A TO STOCK OPTION GRANT NOTICE ACCURAY INCORPORATED STOCK OPTION AGREEMENT
ARTICLE I. GENERAL
ARTICLE II. GRANT OF OPTION
ARTICLE III. PERIOD OF EXERCISABILITY
ARTICLE IV. EXERCISE OF OPTION
ARTICLE V. OTHER PROVISIONS
ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN RESTRICTED STOCK AWARD GRANT NOTICE AND RESTRICTED STOCK AWARD AGREEMENT
EXHIBIT A TO RESTRICTED STOCK AWARD GRANT NOTICE ACCURAY INCORPORATED RESTRICTED STOCK AWARD AGREEMENT
ARTICLE I. GENERAL
ARTICLE II. AWARD OF RESTRICTED STOCK
ARTICLE III. OTHER PROVISIONS
EXHIBIT B TO RESTRICTED STOCK AWARD GRANT NOTICE
CONSENT OF SPOUSE
APPENDIX B ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT GRANT NOTICE
APPENDIX A TO RESTRICTED STOCK UNIT GRANT NOTICE RESTRICTED STOCK UNIT AGREEMENT
EXHIBIT B TO RESTRICTED STOCK UNIT GRANT NOTICE CONSENT OF SPOUSE